UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2017

The New York Times Company

(Exact name of registrant as specified in its charter)

New York	1-5837	13-1102020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

620 Eighth Avenue, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 556-1234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On November 20, 2017, The New York Times Company (the “Company”) sent a notice required by Rule 104 of the Securities and Exchange Commission’s Regulation BTR (the “Notice”) to its directors and executive officers informing them of upcoming restrictions on the trading of Company Class A common stock (the “Common Stock”) due to a planned blackout period related to The New York Times Companies Supplemental Retirement and Investment Plan (the “401(k) plan”).

The blackout period is required to facilitate the elimination of The New York Times Company Stock Fund (the “Company Stock Fund”) as an investment option under the 401(k) plan, and the liquidation of shares of Common Stock currently held in the Company Stock Fund. The blackout period will begin on December 20, 2017, at 4:00 p.m., and is expected to end no later than the week ending December 30, 2017. During the blackout period, participants in the 401(k) plan will be unable to direct or diversify investments in the Company Stock Fund and/or take certain withdrawals, loans or distributions from the portion of the participant’s account invested in the Company Stock Fund.

As described in the Notice, during the blackout period, the Company’s directors and executive officers will be prohibited from, directly or indirectly, purchasing, selling or otherwise acquiring or transferring any equity security of the Company acquired in connection with their service or employment as a director or executive officer, subject to limited exceptions. The term equity security includes, without limitation, Common Stock, options and other derivatives.

During the blackout period, and for a period of two years after the end date thereof, a security holder or other interested person may obtain, without charge, information regarding the blackout period, including the actual beginning and end dates of the blackout period, by contacting Ellen C. Shultz, Executive Vice President, Talent and Inclusion, or Diane Brayton, Executive Vice President, General Counsel and Secretary. Each can be reached at (212) 556-1234 or by mail at The New York Times Company, 620 Eighth Avenue, New York, New York 10018.

A copy of the Notice is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

Exhibit 99.1	Notice of Trading Blackout Period, dated November 20, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NEW YORK TIMES COMPANY

Date: November 20, 2017	By:	/s/ Diane Brayton
Diane Brayton
Executive Vice President,
General Counsel and Secretary